Certification of Chief Executive Officer, Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of eHealth, Inc. on Form 10-K (the “Form 10-K”) for the annual period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott N. Flanders, Chief Executive Officer of eHealth, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-K, to which this certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of eHealth, Inc.

/s/ SCOTT N. FLANDERS
Scott N. Flanders
Chief Executive Officer
March 2, 2020

A signed original of this written statement required by Section 906 has been provided to eHealth, Inc. and will be retained by eHealth, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.